Exhibit 10.3

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 2, 2023 (the “Amendment Effective Date”), is entered into by and between Kura Oncology, Inc., a Delaware corporation, together with any Subsidiaries from time to time party to the Loan Agreement (collectively referred to as “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”) that are party hereto and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lender (in such capacity, “Agent”).

A.
Borrower, Lender and Agent are parties to that certain Loan and Security Agreement, dated as of November 2, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Borrower, Lender and Agent have agreed to certain amendments to the Loan Agreement upon the terms and conditions more fully set forth herein.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
(b)
Rules of Construction. The rules of construction that appear in Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan Agreement.
(a)
The Loan Agreement shall be amended as follows effective as of the date hereof (except as otherwise noted):
(i)
The following defined terms are hereby added, in appropriate alphabetical order, or amended and restated, as applicable, in Section 1.1 of the Loan Agreement, as set forth below:

“First Amendment” means that certain First Amendment to Loan and Security Agreement, dated as of October 2, 2023 by and among Borrower, Lender and Agent.

“First Amendment Effective Date” means October 2, 2023.

“Tranche 2 Facility Charge” means one half of one percent (0.50%) of the Tranche 2 Commitment, which is fully earned and due and payable to the Lenders on the Tranche 2 Milestone Date.

“Tranche 3 Facility Charge” means one half of one percent (0.50%) of the Tranche 3 Commitment, which is fully earned and due and payable to the Lenders on the Tranche 3 Milestone Date.

(ii)
The following new Section 2.10 is inserted immediately following Section 2.09 thereof:

“2.10 Facility Charge. Each of the Tranche 2 Facility Charge and the Tranche 3 Facility Charge shall be due and payable at such times set forth in the definitions thereof. For the avoidance of doubt, the Tranche 4 Facility Charge shall be payable pursuant to Section 4.2(g).”

(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document. Any failure by Borrower to perform any obligation under this Amendment shall constitute an Event of Default under the Loan Agreement.

SECTION 3
Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to satisfaction of each of the following conditions precedent:
(a)
Agent shall have received this Amendment, executed by Agent, Lender, and Borrower.
SECTION 4
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Borrower hereby reaffirms the security interest granted pursuant to the Loan Documents and hereby reaffirms that such grant of security in the Collateral granted as of the Closing Date continues without novation and secures all Secured Obligations under the Loan Agreement and the other Loan Documents. Borrower acknowledges and agrees that it does not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Agreement and the other Loan Documents, or the enforcement of any of the terms or conditions thereof.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lender that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(e)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(f)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(g)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(h)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(i)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(j)
Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement and the other Loan Documents, the terms and conditions of this Amendment shall prevail.
(k)
Fees. Each party shall be responsible for their own attorneys’ fees.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

KURA ONCOLOGY, INC.

Signature:	/s/ Troy Wilson
Print Name:	Troy Wilson
Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Loan and Security Agreement]

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Seth H. Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature:	/s/ Seth H. Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

HERCULES CAPITAL IV, L.P.

By:	Hercules Technology SBIC
Management, LLC, its General Partner

By:	Hercules Capital, Inc., its Manager

Signature:	/s/ Seth H. Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]

LENDERS: HERCULES PRIVATE CREDIT FUND 1 L.P.

By:	Hercules Adviser LLC, its Investment Adviser

Signature:	/s/ Seth H. Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By:	Hercules Adviser LLC, its Investment Adviser

Signature:	/s/ Seth H. Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]